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                                  EXHIBIT 10.2



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                            NEWNAN SAVINGS BANK, FSB

              NONQUALIFIED STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

I.   PURPOSE

     The purpose of the Newnan Savings Bank, FSB Nonqualified Stock Option Plan for Outside Directors (the "Directors' Option Plan" or "Plan") is to promote the growth and profitability of Newnan Savings Bank, FSB (the "Company") and its subsidiaries that may adopt the Plan, and to provide the outside directors of the Company with an incentive to achieve long-term objectives of the Company, attract and retain non-employee directors of outstanding competence and to provide such outside directors with an opportunity to acquire an equity interest in the Company in lieu of the payment of directors fees.

II.  GRANTS OF OPTIONS

     (A) GRANT TO OUTSIDE DIRECTORS. Each outside director (for purposes of this Directors' Option Plan the term "Outside Director" shall mean a member of the Board of Directors of the Company not serving as an employee of the Company) is eligible to be granted nonqualified stock options to purchase shares of the Common Stock ("Common Stock") subject to adjustment as provided in Section IV. Each Outside Director of the Board of Directors shall be eligible to receive, at his or her choice, either nonqualified stock options to purchase shares or the regular monthly fees in cash. This selection shall be made annually. The purchase price per share of the Common Stock deliverable upon the exercise of each nonqualified stock option shall be the fair market value of the Common Stock on the date of grant discounted $2.00 below fair market value. Each Outside Director shall receive nonqualified stock options each month equal to the amount of compensation earned by each Outside Director for the month divided by $2.00.

     (B) FAIR MARKET VALUE. For purposes of this Directors' Option Plan, when used in connection with Common Stock on a certain date, Fair Market Value means the average of the bid and ask price as of the last sale of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation System or such other national securities exchange on which the shares are traded on the day of grant.

     (C) VESTING. Each nonqualified stock option will be 100% vested upon the date of grant and expire ten years following the date of grant.

III. TERMS AND CONDITIONS

     (A) SELF-ADMINISTRATION. The grant of options under the Plan shall be made pursuant to Section II(A). Accordingly, the Plan should be deemed to be self-administered under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

     (B) OPTION AGREEMENT. Each option shall be evidenced by a written option agreement between the Company and the Outside Director specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions which are not inconsistent with the terms of this grant.

     (C)  TERMINATION OF OPTION.  Each option shall expire upon the earlier of
(i) one hundred and twenty (120) months following the date of grant, or (ii) ninety (90) days following the date on which the Outside Director ceases to serve in such capacity for any reason other than Cause. If the Outside


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Director dies before fully exercising any portion of an option then exercisable, such option may be exercised by such Outside Director's personal representative(s), heir(s) or devisee(s) at any time within the one (1) year period following his or her death; provided, however, that in no event shall the option be exercisable more than one hundred and twenty (120) months after the date of grant. If the Outside Director is terminated for cause all options awarded to him shall expire upon such termination.

     (D) MANNER OF EXERCISE. The option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President of the Company. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or by such other means as determined by the Board of Directors.

     (E) TRANSFERABILITY. Each option granted hereby may be exercised only by the Outside Director to whom it is issued or in the event of the Outside Director's death, his or her personal representative(s), heir(s) or devisee(s) pursuant to the terms of Section III(C).

IV.  COMMON STOCK SUBJECT TO THE DIRECTORS' OPTION PLAN

     The shares which shall be issued and delivered upon exercise of options granted under the Directors' Option Plan may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock held by the Company as treasury stock. The number of shares of Common Stock reserved for issuance under this Directors' Option Plan shall not exceed 100,000 shares of the Common Stock of the Company, par value $1.00 per share, subject to adjustments pursuant to this Section IV. Any shares of Common Stock subject to an option which for any reason either terminates unexercised or expires, shall again be available for issuance under this Directors' Option Plan.

     In the event of any change or changes in the outstanding Common Stock by reason of a stock dividend or split, recapitalization, reorganization, merger, consolidation, split-off, combination or any similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the number of shares of Common Stock which may be issued under this Directors' Option Plan, the number of shares of Common
Stock subject to options granted under this Directors' Option Plan, and the option price of such options, shall be automatically adjusted to prevent dilution or enlargement of the rights granted to an Outside Director under this Directors' Option Plan.

V.   EFFECTIVE DATE OF THE PLAN; SHAREHOLDER RATIFICATION

     The Directors' Option Plan was adopted by the Board of Directors on June 16, 1992 and shall become effective upon ratification by stockholders of the Company at an annual or special meeting of stockholders held after adoption of the Plan by the Board of Directors. Following the adoption by the Board of Directors, this Directors' Option Plan shall be presented to shareholders of the Company for ratification for purposes of (i) obtaining favorable treatment under
Section 16(b) of the Securities Exchange Act of 1934; and (ii) maintaining listing on the National Association of Securities Dealers Automated Quotation System or such other national securities exchange on which the Common Stock is traded; provided, however, that the failure to obtain shareholder ratification will not effect the validity of the Plan and the option granted thereunder.

VI.  TERMINATION OF THE PLAN

     The right to grant options under this Directors' Option Plan will terminate upon the earlier of ten years after the effective date of the Plan, the issuance of the Common Stock or exercise of option


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equal to the maximum number of shares of Common Stock reserved for under this
Plan. A majority of the outstanding shares of the Common Stock entitled to vote is required to terminate this Plan; PROVIDED, HOWEVER, no such termination shall, without the consent of the affected individual, affect such individual's rights under a previously granted option.

VII. APPLICABLE LAW

     The Plan will be administered in accordance with the laws of the State of Georgia to the extent not superseded by Federal law.


- ------------------------------          -----------------------------------
     Date Adopted                       Thomas J. Moat
                                        President


- ------------------------------          -----------------------------------
     Date Adopted                       Pauline S. Duncan
                                        Secretary


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                  PROPOSAL III -- APPROVAL OF AMENDMENTS TO THE
              NONQUALIFIED STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     As originally adopted on June 16, 1992 by the Board of Directors, the Newnan Savings Bank, FSB, Nonqualified Stock Option Plan for Outside Directors ("Plan") reserved up to 100,000 shares of Common Stock for future issuance by the Savings Bank upon exercise of non-qualified stock options to outside directors. As of May 31, 1994, 38,305 shares of Common Stock remain available for issuance pursuant to options granted under the Plan. The Plan has provided an effective means for the Savings Bank to provide incentives for the attraction and retention of qualified outside directors at no additional expense to the Savings Bank.

     In connection with the Plan, stockholders are being asked to approve the following amendments to the Plan which were adopted by the Board of Directors on May 26, 1994:

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     -    An amendment to increase the number of shares of Common Stock reserved for issuance pursuant to the Plan to a total of 200,000 subject to stockholder approval at the next annual meeting of stockholders.

          By increasing the number of shares available for issuance under the Plan, the Savings Bank will be able to provide for the continuation of the Plan over an extended period, thereby ensuring that the Plan will continue to serve its intended purpose.

     - An amendment to clarify the timing of elections by outside directors to receive stock options in lieu of fees. The amendment specifies that directors must elect to receive stock options in lieu of fees on or before December 31 of each year for the following year.

     - An amendment to provide for the administration of the Plan by the Board of Directors in a manner consistent with the qualification of the Plan under Rule 16b-3 of the 1934 Act. The amendment is intended to confirm the Board's intention that the Plan qualify for the Rule 16b-3 exemption for employee benefit plan-related transactions under the short-swing profit liability rules of Section 16 of the 1934 Act.

     - An amendment to provide that all options will remain exercisable for the full 10-year term without regard to whether the outside director continues to serve on the Board, except in the case of termination for cause.

          As approved by the stockholders in 1992, the Plan provides that an outside director whose service on the Board of Directors terminates for reasons other than cause may exercise outstanding stock options until the earlier to occur of the expiration of the original 10-year term of the options or 90 days following the outside director's termination of service. Since outside directors who participate in the Plan forego the cash fees they otherwise would have received, the Board believes that the amendment is consistent with the intent of the Plan and in the best interests of the Savings Bank since it will encourage directors to increase their equity interest in the Savings Bank through participation in the Plan without diminishing their compensation for services rendered as a director.

     - An amendment to vest in the Board of Directors the authority to terminate the Plan or amend the Plan subject, in certain instances, to approval by the stockholders of the Savings Bank. The Plan currently provides that all modifications to the terms of the Plan or the termination of the Plan are subject to stockholder approval. The Board believes that this amendment will provide greater flexibility in the administration of the Plan by authorizing the Board to make minor amendments or discontinue the Plan, while reserving for stockholder approval amendments affecting the number of shares of common stock available for issuance under the Plan, the benefits under the Plan, or the class of eligible Plan participants.

     The corresponding text of the amendments to the Plan is as follows:

     1. Section IV: Substitute "200,000" for "100,000" in the second sentence thereof.


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     2.   Section II(A):  Replace the third sentence thereof with the following:

          "This election shall be made annually on or before December 31 of each year for the year or years next following and shall be irrevocable for the period(s) covered by the election."

     3. Section III(A): Delete and replace in its entirety with the following:

               "(A) Administration. The Plan shall be administered by the Board of Directors. Subject to the provisions of the Plan, the Board is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Board shall be final and conclusive. Acts approved by a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing by the Board, shall be the acts of the Board. The Plan shall be administered in a manner consistent with the qualification of the Plan under Rule 16b-3 of the Securities Exchange Act of 1934, as amended."

     4. Section III(C): Substitute the following for the first sentence thereof:

               "Except as otherwise provided in this Section III(C), each option shall expire ten (10) years after the date of grant."

     5.   Section VI:  Delete and replace in its entirety by the following:

          "Section VI.  Termination, Duration, and Amendments of Plan.

          The Plan may be terminated at any time by the Board of Directors of the Company. Unless sooner terminated, the Plan shall terminate on the date ten years after the effective date of the Plan, and no stock options may be granted thereafter. The termination of the Plan shall not affect the validity of any stock option outstanding on the date of termination.

          For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, to amend or revise the terms of the Plan at any time; provided, however, that no such amendment or revision shall (i) increase the maximum number of shares in the aggregate which are subject to the Plan, change the class of persons eligible to receive options under the Plan or materially increase the benefits accruing to option holders under the Plan, without approval or ratification of the stockholders of the Company; (ii) change the formula for determining the number of shares to be subject to nonqualified stock options within six months of such a prior change (other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder); or (iii) change the option price (except as contemplated by Section II(A)); or
          (iv) alter or impair any stock option which shall have been previously granted under the Plan, without the consent of the holder thereof."

     The following description is a summary of the Plan prior to adoption of the foregoing amendments by the Board of Directors of the Savings Bank.

     GENERAL. On June 16, 1992, the Board of Directors adopted the Plan which was approved and ratified by stockholders at the 1992 Annual Meeting of Stockholders. Pursuant to the Plan, up to


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100,000 shares of the Savings Bank's Common Stock were reserved for future issuance by the Corporation upon exercise of nonqualified stock options granted to outside directors.


     Shares to be issued under the Plan may be either authorized but unissued shares, or reacquired shares held by the Savings Bank in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Plan. No award or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution.

     The Plan shall be self-administered pursuant to formula awards as provided for under Rule 16b-3 of the 1934 Act. Under the Plan, Directors have the option of each month either receiving their directors' fees or stock options in an amount equal to the amount the director would have earned divided by $2.00. The nonqualified stock options granted to the directors are immediately vested. The price per share of the Common Stock deliverable upon the exercise of each nonqualified stock option shall be the fair market value of the Common Stock at the date of grant discounted $2.00 below fair market value. Fair market value, for purposes of this Plan, means the price per share not less than the average of the highest and lowest selling price on the NASD on the date such nonqualified stock option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

     NONQUALIFIED STOCK OPTIONS. Under the terms of the Plan, nonqualified stock options not exercised within 120 months from the effective date of the Plan will expire. Such options may be granted but are not exercisable until the Plan has been ratified by stockholders.

     In general, nonqualified stock options will not be exercisable after the expiration of their terms. In the event that the participant ceases to serve as a director of the Savings Bank for any reason other than for cause, an exercisable nonqualified stock option will continue to be exercisable for ninety days, but in no event after the expiration date. In the event of the death of a participant during such service an exercisable nonqualified stock option will continue to be exercisable for one year, or until its expiration date, if earlier, to the extent exercisable by the participant immediately prior to death. If a participant is terminated for cause all nonqualified stock options awarded to him shall expire upon such termination.

     Pursuant to the Plan, the exercise price per share subject to a nonqualified stock option shall be the price per share not less than the average of the highest and lowest selling price on the NASD on the date such nonqualified stock option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date. The exercise price of nonqualified stock options must be paid for in full in cash or by such other means as determined by the Savings Bank's Board of Directors.

     EFFECT OF MERGER AND OTHER ADJUSTMENTS. Shares as to which awards may be granted under the Plan and shares then subject to awards will be automatically adjusted in the event of any merger, consolidation, reorganization, recapitalization, combination, stock dividend, stock split or other change in the corporate structure of the Savings Bank to prevent dilution or enlargement of the rights granted to an outside director under the Plan.

     TERMINATION OF THE PLAN. The right to grant options under the Plan will terminate upon the earlier of ten years after the date on which the Plan is approved by stockholders, the issuance of the Common Stock or exercise of nonqualified stock options equal to the maximum number of shares of Common Stock reserved for issuance under the Plan.

     FEDERAL INCOME TAX CONSEQUENCES. Under present Federal income tax laws, nonqualified stock options granted under the Plan will have the following consequences:


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     (1)  The grant of a nonqualified stock option will not result in the recognition of taxable income to the participant based on the difference between the market price and the option price and will not entitle the Savings Bank to a deduction at the time of such grant.

     (2) The exercise of a nonqualified stock option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the non-qualified stock option. The Savings Bank will be allowed a deduction equal to the amount of ordinary income recognized by the individual at the time the participant recognizes such ordinary income.

     OTHER INFORMATION. For information regarding the number of options granted under the Plan, see "Proposal I--Directors' Compensation." Approval of the amendment of the Plan requires the affirmative vote of the holders of at least a majority of the total votes represented at the Meeting, in person or by proxy, on the proposal to approve the amendment of the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE PLAN TO RESERVE ADDITIONAL SHARES OF THE SAVINGS BANK'S COMMON STOCK AND FOR THE VARIOUS TECHNICAL AND CLARIFYING AMENDMENTS TO THE PLAN. THE PROPOSAL MUST BE APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE AT THE MEETING.